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                                                                    EXHIBIT 10.7

                                 ALLONGE TO NOTE
                                 ---------------

 This Allonge is to be firmly affixed and attached to the Note as a part thereof
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                                                             September ___, 2006

     A. Wells Fargo Bank, N.A., as trustee for the registered holders of LB-UBS Commercial Mortgage Trust 2004-C4, Commercial Pass Through Certificates, Series 2004-C4 ("LENDER"), is the owner and holder of that certain Amended and Restated Deed of Trust Note dated May 7, 2004 (the "NOTE"), evidencing a loan in the original principal amount of $15,500,000.00 (the "LOAN") made by ARGO Orchard Ridge, LC ("ARGO"), and Foulger Land Limited Partnership ("FOULGER"), as tenants-in-common (collectively, "ORIGINAL BORROWER"), in favor of UBS Real Estate Investments, Inc. ("ORIGINAL LENDER").

     B. Pursuant to that certain Amended and Restated Deed of Trust, Assignment of Leases and Rents and Security Agreement of even date with the Note (the "MORTGAGE"), Original Borrower mortgaged, gave, granted, bargained, sold, aliened, enfeoffed, conveyed, confirmed, pledged, assigned and hypothecated all of its right, title and interest in, to and under the property described in the Mortgage (the "PROPERTY"). The Note, Mortgage and all other documents executed in connection with the Loan are collectively referred to as the "LOAN DOCUMENTS".

     C. Original Lender transferred, assigned and conveyed all of its right, title and interest in and to the Loan Documents to Lender, and Lender is the current holder of Original Lender's interest in the Loan and the Loan Documents.

     D. With the consent of Lender, (i) Foulger transferred its interest in the Property to Foulger Land Orchard Ridge 2006, LLC, a Maryland limited liability company ("Foulger 2006"), (ii) beneficial interest in Argo was transferred to Columbia Orchard Ridge SPE, Inc., a Virginia corporation and Columbia Equity, LP, a Virginia limited partnership (the "OP"), (iii) beneficial interest in Foulger 2006 was transferred to 101 Orchard Ridge SPE, Inc., a Virginia corporation, and the OP, and (iv) ARGO Orchard Ridge, LC, a Maryland limited liability company, and Foulger 2006 shall own the Property as tenants-in-common ("ASSUMING BORROWER") subject to the Mortgage and other Loan Documents and Assuming Borrower has assumed each and every obligation of Original Borrower under the Loan Documents (the "ASSUMPTION") as if the date hereof. In connection with the Assumption, Original Borrower and Assuming Borrower and the other parties named therein executed and delivered to the Lender a Loan Assumption and Substitution Agreement (the "ASSUMPTION AGREEMENT") of even date herewith.

     FOR VALUE RECEIVED, the Assuming Borrower represents, warrants and agrees, in favor of Lender, its successors and assigns, as follows:

     1. Confirmation of Recitals. Each of the foregoing statements is
        -------------------------
incorporated herein and is made a part hereof.

     2. Loan Terms to Remain Same. Except as modified by the Assumption
        --------------------------
Agreement, the terms of the Note, including, without limitation, the rate of interest accrual and the amount of monthly installments due thereunder are unchanged and shall remain in full force and effect, enforceable against Assuming Borrower in accordance therewith.

     3. Confirmation of Obligations. Assuming Borrower hereby confirms its
        ----------------------------
obligation

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to pay, perform and discharge each and every obligation of payment and performance under and pursuant to the Note in accordance with its terms.

     4. Miscellaneous. This Allonge shall be interpreted, construed and enforced
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according to the laws of the State where the real property secured by the
Mortgage is located, and shall be binding upon and inure to the benefit of the Assuming Borrower and Lender and their respective heirs, personal representatives, legal representatives, successors-in-title and assigns whether by voluntary action of the parties or by operation of law.

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Allonge to the Note as of the date and year first above written.

ASSUMING
BORROWER:                               ARGO ORCHARD RIDGE, LC,
                                        a Maryland limited liability company


                                        By: Columbia Orchard Ridge SPE, Inc.,
                                            a Virginia corporation, its Manager


                                        By: /s/ Oliver T. Carr
                                            ------------------------------------
                                            Oliver T. Carr, III
                                            President


                                        FOULGER LAND ORCHARD RIDGE 2006, LLC,
                                        a Maryland limited liability company


                                        By: 101 Orchard Ridge SPE, Inc.,
                                            a Virginia corporation, its Manager


                                        By: /s/ Oliver T. Carr
                                            ------------------------------------
                                            Oliver T. Carr, III
                                            President